UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 6, 2006

Chase Auto Owner Trust 2006-B

JPMorgan Chase Bank, National Association

(Exact Name of Issuing Entity and Depositor/Registrant/Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-131760 333-131760-02	13-4994650 77-0663697
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

1111 Polaris Parkway Columbus, Ohio	43240
(Address of Principal Executive Offices)	(Zip Code)

(800) 992-7169

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant is filing the exhibits listed in Item 9.01(d) below in connection with the issuance of Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, Class A-4 Asset Backed Notes and Class B Asset Backed Notes (collectively, the “Notes”) by Chase Auto Owner Trust 2006-B described in the Preliminary Prospectus Supplement dated September 6, 2006.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description
5.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality

8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to tax matters

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, JPMorgan Chase Bank, National Association, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 6, 2006	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

		By:	/s/ Stephen R. Etherington
		Name:	Stephen R. Etherington
		Title:	Vice President